================================================================================

                               UC INVESTMENT TRUST

                               UC INVESTMENT FUND


                                  ANNUAL REPORT
                                  May 31, 2001


      INVESTMENT ADVISER                                   ADMINISTRATOR
      ------------------                                   -------------
UNITED MANAGEMENT COMPANY, LLC                    INTEGRATED FUND SERVICES, INC.
      1005 Glenway Avenue                                  P.O. Box 5354
         P.O. Box 1280                              Cincinnati, Ohio 45201-5354
 Bristol, Virginia 24203-1280                             1.877.823.8673

================================================================================

                 LETTER TO SHAREHOLDERS - THE UC INVESTMENT FUND


The UC Investment Fund celebrated its third anniversary on June 29, 2001, and received its first Morningstar rating. The UC Investment Fund was awarded four stars, placing it in the top 32.5 percent of all domestic equity mutual funds, including its Morningstar category, large blend.

We are very excited about this high rating. It is especially gratifying that our Fund has met our goals of above-average returns with below-average risk in this volatile market. We believe this recognition from Morningstar indicates our philosophy is sound.

The Fund was officially launched on June 29, 1998. As of May 31, 2001, the Fund had a market valuation of $46.6 million, with 397 shareholders and a net asset value of $11.24.

The  enclosed  report  covers  June  1,  2000  to  May  31,  2001.   Significant
developments during the period include:

     o Net asset value--As of May 31, 2001, the Fund had a net asset value per share of $11.24.
     o Distributions--The Fund distributed capital gains and income dividends totaling 68 cents per share.
     o Performance--The Fund's average annual return was -7.63 percent as of May 31, 2001, compared to -10.55 percent for the S&P 500 and -7.35 percent for the Lipper Multi-Cap Core for the same period.

FINANCIAL MARKET SETTING AND OUTLOOK

What is the Fed going to do next? Everyone has watched the actions of the Fed with extreme interest. The federal funds rate has now been cut six times this year, trimming it by 2.75 percent to a seven-year low of 3.75 percent. So far, we feel the cuts have had little effect on the economy.

We believe the economy is in better condition today than this time last year. A lot of the excesses have been taken out of the market; we have lower interest rates, lower energy prices, and low inflation; we are receiving a reduction in taxes; and we have a very accommodating Fed. We feel the period of sub-par economic performance is probably not over, but this year should set the stage for a recovery next year.

When will the bad news stop? Only with the passage of time will this question be answered, but we feel it will get better. The markets are going to be very volatile until we can see improvements in earnings and growth of earnings. It is very difficult to be patient in this environment, but patience is what is needed to withstand the current volatility.

SOME FAVORITES

Our investment process includes a combination of top-down analysis, which helps us make our sector allocations, and bottom-up analysis, which drives our individual stock selection. At May

LETTER TO SHAREHOLDERS - THE UC INVESTMENT FUND                           PAGE 2


31, 2001,  the three  largest  sector  weightings in the Fund's  portfolio  were financial services, utilities and healthcare/pharmaceuticals. The market capitalization of the individual holdings of the portfolio is varied from large cap to small cap, but the bias is towards large cap.

The Fund has had an over-weighting in financial services stocks since its inception. While the interest rate environment has not always been as favorable to the group as it is presently, there are other factors we think make the group attractive. Demographic factors, competitive market forces and consolidation should continue to provide above-average long-term returns for certain companies in this sector.

Our aging population and the increasing prescription of drug therapy provide our enthusiasm for healthcare stocks--pharmaceuticals in particular. We do not believe all pharmaceutical companies will participate equally in the success of the industry, but rather companies with new and outstanding products and therapies will provide the best returns. In some cases, this may be the large pharmaceutical companies and in others it may be small niche companies. We recognize lawmakers in Washington could significantly alter the long-term investment prospects for the healthcare industry and pharmaceutical companies with any legislation they might enact. We will carefully observe the politicians' actions over the coming months and years to determine if changes in our outlook are warranted.

Major disruptive change is taking place in the electric utility industry with the disaggregation of power generation, transmission and distribution. We believe these changes are providing some attractive investment opportunities within the sector. The Fund's electric utility portfolio has a diverse group of companies that are positioned to benefit from this industry's evolution. From large integrated electric utilities to companies specifically focused on power generation, such as Calpine Corp., these companies are leaders in this long-term secular investment.

As always, our fundamental analyses will focus on earnings and cash-flow growth as our main factors in determining value.


FUND PERFORMANCE (PERIOD ENDING 6/30/01)

UC Investment Fund performance compared to the S&P 500 Index and Lipper's Multi-Cap Core Fund classification is as follows:

                                          UCIFX     Multi-Cap Core     S&P 500
                                          -----     --------------     -------

     Second Quarter                       8.45%         6.45%            5.85%
     Year-to-Date                         0.65%        -6.44%           -6.70%
     One Year                           -10.18%       -12.57%          -14.83%
     Three Year                           6.21%         5.52%            3.88%
     Since Inception (6/29/98-6/30/01)    6.21%          .n/a            3.74%
     Total Return (6/29/98-6/30/01)      19.82%        18.70%           11.68%

LETTER TO SHAREHOLDERS - THE UC INVESTMENT FUND                           PAGE 3


IN CLOSING

We continue to be cautious about the short-term horizon. Our investment perspective remains long term. We created the Fund as a strong financial option for long-term investors.

We expect economic growth to remain slow in the near term, but anticipate that it will pick up later this year. It is very difficult to measure when companies will feel comfortable in increasing capital spending and where businesses stand in the inventory cycle. The inventory correction should run its course, and the monetary policy actions taken this year should provide good support to putting the economy back on track.

We are all aware that we cannot predict when the end of this bear market will come, but history does give evidence that it eventually will bottom. When it does, we need to have our investments already made.

Our strategy and fundamental philosophy remain unchanged. Careful analysis of companies, combined with prudent selection, will produce long-term results above the market averages. We are committed to our investment philosophy and to you, our shareholders. We deeply appreciate the confidence you have placed in us. Thank you for investing with us.

Faithfully yours,


Lois A. Clarke
President and Managing Director

/ar


Morningstar ratings are calculated from the Fund's three-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10 percent of funds in a rating category receive five stars, the next 22.5 percent receive four stars, the middle 35 percent receive three stars, the next 22.5 percent receive two stars, and the bottom 10 percent receive one star. The Fund's three-year, four-star rating is calculated among the 3,088 domestic equity funds as of 6/30/01.

The Fund's returns may have been positively impacted by investing in certain market sectors in a period favorable for those stocks. These conditions may not continue to exist, and the performance may not be repeated in the future. Past performance is no guarantee of future results. An investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
            Comparison of the Change in Value of a $10,000 Investment
                 in the UC Investment Fund and the S&P 500 Index

                               [GRAPHIC OMITTED]

                                                     5/31/01
                                                     -------
                    UC Investment Fund               $12,025
                    S&P 500 Index                    $11,447


                         ------------------------------
                               UC Investment Fund
                           Average Annual Total Return

                         1 Year                 (7.63%)
                         Since Inception*        6.52%
                         ------------------------------

           Past performance is not predictive of future performance.

            *Initial public offering of shares was June 29, 1998.

UC INVESTMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2001
================================================================================
ASSETS
Investment securities:
     At acquisition cost                                            $ 43,609,603
                                                                    ============
     At market value (Note 1)                                       $ 46,657,227
Dividends receivable                                                      78,610
Receivable for investment securities sold                                272,991
Receivable for capital shares sold                                        13,284
Organization costs, net (Note 1)                                          35,228
Other assets                                                               1,367
                                                                    ------------
     TOTAL ASSETS                                                     47,058,707
                                                                    ------------

LIABILITIES
Income distribution payable                                                  506
Payable to Adviser (Note 3)                                               39,140
Payable to Administrator (Note 3)                                          8,826
Payable for investment securities purchased                              370,073
Payable for capital shares redeemed                                          600
Other accrued expenses and liabilities                                    17,671
                                                                    ------------
     TOTAL LIABILITIES                                                   436,816
                                                                    ------------

NET ASSETS                                                          $ 46,621,891
                                                                    ============

Net assets consist of:
Paid-in capital                                                       42,785,584
Undistributed net investment income                                        3,710
Accumulated net realized gains from security transactions                784,973
Net unrealized appreciation on investments                             3,047,624
                                                                    ------------
Net assets                                                          $ 46,621,891
                                                                    ============

Shares of beneficial interest outstanding (unlimited
     number of shares authorized, no par value)                        4,146,503
                                                                    ============

Net asset value, offering price and redemption
     price per share (Note 1)                                       $      11.24
                                                                    ============

See accompanying notes to financial statements.

UC INVESTMENT FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MAY 31, 2001
================================================================================
INVESTMENT INCOME
     Dividends                                                     $    680,161
     Interest                                                            21,880
                                                                   ------------
          TOTAL INVESTMENT INCOME                                       702,041
                                                                   ------------

EXPENSES
     Investment advisory fees (Note 3)                                  466,244
     Administration fees (Note 3)                                        64,601
     Professional fees                                                   33,129
     Custodian fees                                                      22,158
     Trustees' fees and expenses                                         21,148
     Accounting services fees (Note 3)                                   24,000
     Insurance expense                                                   18,496
     Transfer agent fees (Note 3)                                        18,000
     Amortization of organization costs (Note 1)                         16,910
     Postage and supplies                                                 8,196
     Registration fees                                                    7,084
     Printing of shareholder reports                                      2,480
                                                                   ------------
          TOTAL EXPENSES                                                702,446
     Fees waived by the Adviser                                          (4,115)
                                                                   ------------
          NET EXPENSES                                                  698,331
                                                                   ------------

NET INVESTMENT INCOME                                                     3,710
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON
     INVESTMENTS
     Net realized gains from security transactions                    3,101,618
     Net change in unrealized appreciation/
          depreciation on investments                                (6,801,901)
                                                                   ------------

NET REALIZED AND UNREALIZED
     LOSSES ON INVESTMENTS                                           (3,700,283)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM
     OPERATIONS                                                    $ (3,696,573)
                                                                   ============

See accompanying notes to financial statements.

UC INVESTMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS
===========================================================================================
                                                                  YEAR             YEAR
                                                                 ENDED            ENDED
                                                                 MAY 31,          MAY 31,
                                                                  2001             2000
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
     Net investment income                                    $      3,710     $     13,476
     Net realized gains from security transactions               3,101,618          292,636
     Net change in unrealized appreciation/depreciation
        on investments                                          (6,801,901)       7,895,317
                                                              ------------     ------------
Net increase (decrease) in net assets from operations           (3,696,573)       8,201,429
                                                              ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                    (11,992)         (79,468)
     From net realized gains from security transactions         (2,581,122)         (38,658)
                                                              ------------     ------------
Decrease in net assets from distributions to shareholders       (2,593,114)        (118,126)
                                                              ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                   5,646,932        8,631,288
     Net asset value of shares issued in reinvestment of
     distributions to shareholders                               2,571,895          112,987
     Payments for shares redeemed                               (2,505,292)      (2,897,504)
                                                              ------------     ------------
Net increase in net assets from capital share transactions       5,713,535        5,846,771
                                                              ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           (576,152)      13,930,074

NET ASSETS:
     Beginning of period                                        47,198,043       33,267,969
                                                              ------------     ------------
     End of period                                            $ 46,621,891     $ 47,198,043
                                                              ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME                           $      3,710     $     11,992
                                                              ============     ============

CAPITAL SHARE ACTIVITY:
     Shares sold                                                   468,315          735,958
     Shares reinvested                                             228,816            9,017
     Shares redeemed                                              (207,898)        (248,243)
                                                              ------------     ------------
     Net increase in shares outstanding                            489,233          496,732
     Shares outstanding, beginning of period                     3,657,270        3,160,538
                                                              ------------     ------------
     Shares outstanding, end of period                           4,146,503        3,657,270
                                                              ============     ============

See accompanying notes to financial statements.

UC INVESTMENT FUND
FINANCIAL HIGHLIGHTS
============================================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
------------------------------------------------------------------------------------------------------------
                                                                     YEAR            YEAR           PERIOD
                                                                    ENDED           ENDED            ENDED
                                                                    MAY 31,         MAY 31,         MAY 31,
                                                                     2001            2000          1999 (A)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                              $    12.91      $    10.53      $    10.00
                                                                  ----------      ----------      ----------

Income from investment operations:
     Net investment income                                              0.00              --            0.05
     Net realized and unrealized gains (losses) on investments         (0.99)           2.41            0.54
                                                                  ----------      ----------      ----------
Total from investment operations                                       (0.99)           2.41            0.59
                                                                  ----------      ----------      ----------

Less distributions:
     Dividends from net investment income                              (0.00)          (0.02)          (0.03)
     Distributions from net realized gains                             (0.68)          (0.01)          (0.03)
                                                                  ----------      ----------      ----------
Total distributions                                                    (0.68)          (0.03)          (0.06)
                                                                  ----------      ----------      ----------

Net asset value at end of year                                    $    11.24      $    12.91      $    10.53
                                                                  ==========      ==========      ==========

Total return                                                          (7.63%)         22.94%           5.89% (b)
                                                                  ==========      ==========      ==========
RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (000's)                                 $   46,622      $   47,198      $   33,268
                                                                  ==========      ==========      ==========

Ratio of net expenses to average net assets                            1.50% (c)       1.50%           1.81% (d)

Ratio of net investment income to average net assets                   0.01%           0.03%           0.64% (d)

Portfolio turnover rate                                                  85%             61%             67% (d)

(a) Represents the period from the initial public offering of shares (June 29, 1998) through May 31, 1999.

(b)  Not annualized.

(c) Absent fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.50% for the year ended May 31, 2001. The fees waived by the Adviser were less than 0.01%.

(d)  Annualized.

See accompanying notes to financial statements.

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2001
================================================================================
                                                                       MARKET
COMMON STOCKS -- 96.9%                                  SHARES         VALUE
--------------------------------------------------------------------------------
                                                                         ($)
BASIC MATERIALS -- 0.4%
Birmingham Steel Corp. *                                169,500         203,400
                                                                   ------------

CAPITAL GOODS -- 2.6%
General Electric Co.                                     25,000       1,225,000
                                                                   ------------

CONSUMER PRODUCTS -- 2.1%
Procter & Gamble Co.                                     15,000         963,600
                                                                   ------------

ELECTRIC UTILITIES -- 16.5%
American Electric Power                                  10,000         502,000
Calpine Corporation *                                    30,000       1,479,000
Constellation Energy Group                               10,000         473,000
DTE Energy Co.                                           15,000         670,800
El Paso Electric Co. *                                  125,000       1,986,250
Emerson Electric Co.                                     15,000       1,015,650
FPL Group, Inc.                                          10,000         582,500
Northeast Utilities                                      50,000         962,000
                                                                   ------------
                                                                      7,671,200
                                                                   ------------

ENERGY -- 2.0%
El Paso Corporation                                      15,000         913,500
                                                                   ------------

FINANCIAL & INSURANCE -- 23.8%
American International Group                             10,000         810,000
AmSouth Bancorp                                          20,000         367,800
Bank of America Corp.                                    20,000       1,185,000
Bank One Corp.                                           45,000       1,782,000
First Union Corp.                                        30,000         967,500
FleetBoston Financial Corp.                              40,000       1,663,600
Nasdaq-100 Shares *                                      15,000         670,950
PNC Financial Services Group                             20,000       1,385,000
Union Planters Corp.                                     20,000         820,000
UnumProvident Corp.                                      45,000       1,458,450
                                                                   ------------
                                                                     11,110,300
                                                                   ------------

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2001
================================================================================
                                                                      MARKET
COMMON STOCKS -- 96.9%                                  SHARES         VALUE
--------------------------------------------------------------------------------
                                                                        ($)
FUNERAL SERVICES -- 1.5%
Service Corporation International *                     100,000         706,000
                                                                   ------------

HEALTH CARE -- 15.8%
Johnson & Johnson                                        23,000       2,229,850
King Pharmaceuticals, Inc. *                             75,000       3,793,500
Pfizer, Inc.                                             20,000         857,800
Pozen, Inc. *                                            40,000         468,000
                                                                   ------------
                                                                      7,349,150
                                                                   ------------

PRIVATE PLACEMENTS (A) -- 0.9%
Ecampus.Com, Inc. *                                     256,410           2,564
Interact Electronic Marketing, Inc. *                     5,000         400,000
                                                                   ------------
                                                                        402,564
                                                                   ------------

REFUSE SYSTEMS -- 4.5%
Waste Management, Inc.                                   75,000       2,098,500
                                                                   ------------

RETAIL -- 4.2%
Brinker International, Inc. *                            30,000         736,500
Jack In The Box, Inc. *                                  20,000         513,000
Jones Apparel Group, Inc. *                              10,000         442,000
Sonic Corp. *                                            10,000         249,000
                                                                   ------------
                                                                      1,940,500
                                                                   ------------

TECHNOLOGY -- 12.5%
AOL Time Warner, Inc. *                                  35,000       1,828,050
Cisco Systems *                                          40,000         770,400
Compaq Computer Corp.                                    35,000         559,650
Intel Corp.                                              30,000         810,300
Lucent Technologies, Inc.                                65,000         512,200
Microsoft Corp. *                                        10,000         691,800
Oracle Corp. *                                           45,000         688,500
                                                                   ------------
                                                                      5,860,900
                                                                   ------------

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2001
================================================================================
                                                                      MARKET
COMMON STOCKS -- 96.9%                                  SHARES         VALUE
--------------------------------------------------------------------------------
                                                                        ($)
TELECOMMUNICATIONS -- 4.5%
Motorola, Inc.                                           40,000         588,000
Sprint Corp.                                             25,000         507,750
WorldCom, Inc. *                                         55,000         981,200
                                                                   ------------
                                                                      2,076,950
                                                                   ------------

TRANSPORTATION -- 5.7%
Burlington Northern Santa Fe Corp.                       25,000         776,750
Norfolk Southern Corporation                             85,000       1,884,450
                                                                   ------------
                                                                      2,661,200
                                                                   ------------

TOTAL COMMON STOCKS -- (COST $42,145,490)                            45,182,764
                                                                   ------------


INVESTMENT COMPANIES -- 2.3%
Diamonds Trust Series 1 (Cost $1,080,450)                10,000       1,090,800
                                                                   ------------


CASH EQUIVALENTS -- 0.8%
Fifth Third U.S. Treasury Money Market Fund
  (Cost $383,663)                                       383,663         383,663
                                                                   ------------


TOTAL INVESTMENT SECURITIES --- 100.1% (COST $43,609,603)            46,657,227

LIABILITIES IN EXCESS OF OTHER ASSETS --- (0.1%)                        (35,336)
                                                                   ------------

NET ASSETS --- 100.0%                                                46,621,891
                                                                   ============

* Non-income producing security.
(A) Valued at fair value as determined in good faith by the Adviser consistent with procedures approved by the Board of Trustees.

See accompanying notes to financial statements.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2001
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The UC Investment Fund (the Fund) is a no-load, diversified series of the UC Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on February 27, 1998. The Fund was capitalized on May 21, 1998 when United Management Company, LLC (the Adviser) purchased the initial 10,000 shares of the Fund at $10.00 per share. The initial public offering of shares of the Fund commenced on June 29, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing primarily in common stocks.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the five year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2001
================================================================================

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Based upon the federal income tax cost of portfolio investments of $43,660,726 as of May 31, 2001, the Fund had net unrealized appreciation of $2,996,501, consisting of $7,491,265 of gross unrealized appreciation and $4,494,764 of gross unrealized depreciation. The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepting accounting principles.

2.   INVESTMENT TRANSACTIONS

During the year ended May 31, 2001, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $43,128,221 and $37,751,474, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Trust is also Chairman and Chief Executive Officer of the Adviser. The President of the Trust is also President and a Director of the Adviser. The Vice President of the Trust is also an employee of the Adviser. Certain other officers of the Trust are also officers of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust, or of IFS Fund Distributors, Inc. (the Distributor), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund's average daily net assets. In order to limit the operating expenses of the Fund to 1.50% of the Fund's average daily net assets, the Adviser voluntarily waived advisory fees of $4,115 for the year ended May 31, 2001.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2001
================================================================================

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee at an annual rate of 0.15% on the Fund's average daily net assets up to $25 million; 0.125% on such net assets between $25 million and $50 million; and 0.10% on such net assets in excess of $50 million, subject to a $1,000 minimum monthly fee.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund reimburses IFS for
out-of-pocket   expenses   related  to  the  pricing  of  the  Fund's  portfolio
securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee from the Fund at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses IFS for out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser or the Distributor for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred no distribution expenses under the Plan during the year ended May 31, 2001.

4.   RESTRICTED SECURITIES

On August 30, 1999, the Fund purchased 256,410 shares of Ecampus.Com, Inc. at an original cost of $1,000,000, the sale of which is restricted. At May 31, 2001, this security represented 0.01% of net assets and was valued at $2,564 based on fair value. On August 5, 2000, the Fund purchased 5,000 shares of Interact Electronic Marketing, Inc. at an original cost of $500,000, the sale of which is restricted. At May 31, 2001, this security represented 0.08% of net assets and was valued at $400,000 based on fair value. The fair value of these securities is determined under the direction of the Board of Trustees. No quoted market price exists for these securities.

5.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On December 27, 2000, the Fund declared and paid a long-term capital gain distribution of $2,438,135 or $0.6447 per share. In January of 2001, shareholders were provided with Form 1099-DIV which reported the amount and tax status of the capital gain distributions paid during the calendar year 2000.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of
The UC Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UC Investment Fund (hereafter referred to as the "Fund") at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


Columbus, Ohio
July 16, 2001